SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NASSAU

PERRY TREBATCH, Plaintiff, -against- SOUPMAN, INC., a Delaware corporation, Defendant.	Index No. 606634/2015 **STIPULATION OF SETTLEMENT**

IT IS HEREBY STIPULATED AND AGREED, by and between the undersigned parties hereto and the attorneys of record therefor that, whereas no person not a party has an interest in the subject matter of the action, the above entitled action be, and the same hereby is, settled upon the following terms:

1. Defendant Soupman, Inc. ("Soupman") hereby consents to the jurisdiction of the Court, and stipulates and agrees that its answer is deemed withdrawn with prejudice.

2. In order to induce Trebatch to agree to and execute and deliver this Stipulation of Settlement, Soupman represents and warrants to Trebatch as follows:

   a. Soupman has all legal capacity, power and authority to enter into this Stipulation of Settlement and to perform its obligations hereunder; and

   b. This Stipulation of Settlement has been duly executed by Soupman and constitutes the valid and binding obligation of Soupman, enforceable against Soupman in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforceability of creditors' rights generally.

3. a. Soupman agrees that it was/is indebted to plaintiff Perry Trebatch ("Trebatch") in the sum of $1,019,500 as at February 29, 2016 and as at the date hereof.

b. Soupman agrees to pay $630,000 of the said $1,019,500 with interest at 12% per annum from March 1, 2016 on the said $630,000 portion of said $1,019,500 to Trebatch as follows:

i. Commencing May 1, 2016, and on the first day of each calendar month thereafter to and including April 1, 2017, Soupman shall pay to Trebatch $6,300 which shall be applied first to accrued and unpaid interest at 12% per annum on the unpaid principal balance of the $630,000 portion of said principal sum of $1,019,500 and then to the said unpaid principal balance of the $630,000 portion of said principal sum of said $1,019,500;

ii. On April 1, 2017, Soupman shall pay to Trebatch an additional sum of $215,000 which shall be applied first to accrued and unpaid interest at 12% per annum on the unpaid principal balance of the $630,000 portion of said principal sum of $1,019,500 and then to the said unpaid principal balance of the $630,000 portion of said principal sum of said $1,019,500;

iii. Commencing May 1, 2017, and on the first day of each calendar month thereafter to and including April 1, 2018, Soupman shall pay to Trebatch $9,500 which shall be applied first to accrued and unpaid interest at 12% per annum on the unpaid principal balance of the $630,000 portion of said principal sum of $1,019,500 and then to the said unpaid principal balance of the $630,000 portion of said principal sum of said $1,019,500;

iv. On April 1, 2018, Soupman shall pay to Trebatch the entire unpaid principal balance of the $630,000 portion of said $1,019,500 and all accrued and unpaid interest

at 12% per annum on the unpaid principal balance of the $630,000 portion of said principal sum of $1,019,500.

c. Soupman agrees to pay $389,500 of the said $1,019,500 with interest at 12% per annum from March 1, 2016 on the said $389,500 portion of said $1,019,500 to Trebatch as follows:

i. Commencing May 1, 2018 and on the first day of each calendar month thereafter to and including April 1, 2019, Soupman shall pay to Trebatch $2,700 which shall be applied first to accrued and unpaid interest at 12% per annum on the unpaid principal balance of the $389,500 portion of said principal sum of $1,019,500 and then to the unpaid principal balance of the $389,500 portion of said principal sum of said $1,019,500;

ii. On April 1, 2019, Soupman shall pay to Trebatch the sum of $194,750 of the unpaid principal balance of the $389,500 portion of the original principal sum of $1,019,500, and all accrued and unpaid interest at 12% per annum on the unpaid principal balance of the $389,500 portion of said principal sum of $1,019,500.

iii. Commencing May 1, 2019 and on the first day of each calendar month thereafter to and including April 1, 2020, Soupman shall pay to Trebatch $4,050 which shall be applied first to accrued and unpaid interest at 12% per annum on the unpaid principal balance of the $389,500 portion of said principal sum of $1,019,500 and then to the said unpaid principal balance of the $389,500 portion of said principal sum of $1,019,500.

iv. On April 1, 2020, Soupman shall pay to Trebatch the entire unpaid principal balance of the $389,500 portion of said $1,019,500 and all accrued and unpaid interest at 12% per annum on the unpaid principal balance of the $389,500 portion of said principal sum of $1,019,500.

d. All payments shall be by good check of Soupman and sent to Trebatch in the manner in which notices must be sent as provided in paragraph 9 hereof: except that any payment of $25,000 or more must be made by overnight delivery service to Trebatch at his address for notices or by wire transfer. The wire transfer information for wiring funds to Trebatch is as follows:

Account Name:	Perry Trebatch
Bank:	J.P. Morgan Chase Bank
Bank Address:	3rd Avenue and 55th Street New York, New York
ABA Number:	[redacted]
Account Number:	[redacted]

e. Annexed hereto as <u>Exhibit A</u> is an interest and amortization schedule. <u>Exhibit A</u> is incorporated into this Stipulation of Settlement by reference. Such schedule is agreed to be an accurate statement of the payment provisions in this paragraph 3 and of the unpaid and accrued interest and unpaid principal balance on each of the indicated dates, PROVIDED that all payments are timely made on their due dates in accordance with the provisions of this Stipulation; and PROVIDED further that there are no prepayments.

4. Soupman shall have the right to make prepayments without penalty in amount(s) of not less than $25,000 on any payment due date. The following shall be applicable in connection with prepayments:

a. Any prepayment shall be applied first to accrued and unpaid interest on the unpaid principal balance of the $389,500 portion of the principal indebtedness of $1,019,500 and then to the unpaid principal balance of the $389,500 portion of such principal.

b. After payment in full of the $389,500 portion (and all accrued and unpaid interest thereon) of the principal of the $1,019,500 debt, any prepayment shall next be applied to accrued and unpaid interest on the unpaid principal balance of the $630,000 portion of the

principal indebtedness of $1,019,500 and then to the unpaid principal balance of the $630,000 portion of such principal.

c. No prepayment shall affect the amount of the next scheduled payments required hereunder and all prepayments of principal shall be applied in the inverse order of maturity of the $389,500 principal portion of the debt and then in inverse order of maturity to the $630,000 principal portion of the debt.

d. Prepayments shall be made in the manner provided in paragraph 3.d. hereof.

5. Except as provided in paragraph 6 hereof, each party hereto shall bear all legal fees and expenses incurred by it to its respective attorneys herein in connection with the litigation of the above action and the negotiation, execution and delivery of this Stipulation of Settlement.

6. In the event Soupman shall fail to make any payment when due from it pursuant to paragraph 3 hereunder and ten (10) days shall elapse after notice thereof from Trebatch without such payment having been made in full. Trebatch shall have the right to enter judgment on behalf of Trebatch against Soupman without further notice for:

a. the amount of $15,000, which the parties agree is the reasonable legal fee of Trebatch's attorney incurred by Trebatch in connection with the litigation of the above action and the negotiation, execution and delivery of this Stipulation of Settlement; plus:

b. the entire unpaid balance of all sums then owing, to wit: all accrued and unpaid interest at 12% per annum from March 1, 2016, on the unpaid principal balance of the original principal amount of $1,019,500, and the entire unpaid balance of the original principal amount of $1,019,500.

7. If Soupman shall pay in full to Trebatch, without judgment having been entered against Soupman, the principal sum of $1,019,500 and all accrued and unpaid interest thereon, then Trebatch shall execute and deliver to Soupman a stipulation of discontinuance of this action with prejudice which shall provide for such discontinuance with prejudice and without costs or disbursements to either party.

8. a. This Stipulation of Settlement may be executed in one or more counterparts, each of which shall be deemed an original. A faxed or other electronically transmitted signature shall be deemed an original and binding signature.

b. This Stipulation of Settlement shall be governed and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of laws thereof.

c. This Stipulation of Settlement shall be binding upon and inure to the benefit of the parties, their heirs, successors and assigns.

d. This Stipulation of Settlement contains the entire agreement between the parties with respect to the subject matter hereof and covered in the above-captioned action and any executory agreement hereinafter shall be ineffective to change, modify or discharge it in whole or in part unless such executory agreement is in writing signed by the party against whom enforcement of the change, modification or discharge is sought.

e. This Stipulation of Settlement shall be deemed drafted by all of the parties, who acknowledge that they are represented by counsel as indicated below.

9. All notices and other communications given or made pursuant to this Stipulation of Settlement shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, or (ii) hand delivered, or (iii) sent by

overnight delivery service, to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

a. If to Soupman:

Mr. Jamieson Karson
Soupman, Inc.
c/o McLaughlin & Stern, LLP
260 Madison Avenue, 16th Floor
New York, New York 10016

with copies sent in like manner to:

Timothy P. Kebbe, Esq.
Law Offices of Timothy Kebbe
445 Hamilton Avenue, Suite 1102
White Plains, New York 10601

b. If to Trebatch:

Perry Trebatch, CPA
Trebatch Lichtenstein, Avrutine and Co., Inc.
950 Third Avenue, 4th Floor
New York, New York 10022

with copies sent in like manner to:

Jacques L. Debrot, Esq.
Debrot & Siris, P.C.
260 Madison Avenue, 18th Floor
New York, New York 10016

Each notice or communication shall be deemed to have been given on the fifth day after mailing (if by registered or certified mail), on the day of delivery (if by hand delivery), or on the next business day after delivery to the custody of the overnight delivery service for overnight delivery prior to the latest time designated by the overnight delivery service for overnight delivery (if by overnight delivery service). When used in this Stipulation of Settlement, the term "overnight delivery service" means any delivery service (such as FedEx) which regularly accepts items for overnight delivery to any address in the State of New York.

Dated: New York, New York
April 28, 2016

Soupman, Inc., a Delaware corporation

By: ______________________
Name: Robert Bertrand
Title: President

Law Offices of Timothy Kebbe
Attorneys for Soupman, Inc.
445 Hamilton Avenue, Suite 1102
White Plains, New York 10601

By: ______________________
Timothy R. Kebbe

____
Perry Trebatch

Debrot & Siris, P.C.
Attorneys for Perry Trebatch
260 Madison Avenue, 18th Floor
New York, New York 10016

By: ______________________
Jacques L. Debrot

State of ~~Connecticut~~ New York)
) ss.
County of ~~Fairfield~~ Richmond)

On the 28 day of April, 2016 before me, the undersigned, personally appeared ROBERT BERTRAND personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment)

FAITH PHILIPSON
Notary Public, State of New York
No. 01PH6289923
Qualified in Richmond County
Commission Expires 09/30/1

State of New York)
) ss.
County of)

On the 28 day of April, 2016 before me, the undersigned, personally appeared PERRY TREBATCH personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Diane M. Lichtenstein

(signature and office of individual taking acknowledgment)

DIANE M. LICHTENSTEIN
Notary Public, State of New York
No. 4732537
Qualified in Nassau County
Commission Expires Feb. 28. 2019

Exhibit A

Interest and Amortization Schedule

A. **$630,000 portion of $1,019,500 debt.**

Date	Principal Balance (before pmt)	Accrued & Unpaid Interest (before pmt)	Total Payment	Applicable to Interest	Applicable to Principal
3/1/2016	630,000.00	0.00	0.00	0.00	0.00
5/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
6/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
7/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
8/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
9/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
10/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
11/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
12/1/2016	630,000.00	12,600.00	6,300.00	6,300.00	0.00
1/1/2017	630,000.00	12,600.00	6,300.00	6,300.00	0.00
2/1/2017	630,000.00	12,600.00	6,300.00	6,300.00	0.00
3/1/2017	630,000.00	12,600.00	6,300.00	6,300.00	0.00
4/1/2017	630,000.00	12,600.00	221,300.00	12,600.00	208,700.00
5/1/2017	421,300.00	4,213.00	9,500.00	4,213.00	5,287.00
6/1/2017	416,013.00	4,160.13	9,500.00	4,160.13	5,339.87
7/1/2017	410,673.13	4,106.73	9,500.00	4,106.73	5,393.27
8/1/2017	405,279.86	4,052.80	9,500.00	4,052.80	5,447.20
9/1/2017	399,832.66	3,998.33	9,500.00	3,998.33	5,501.67
10/1/2017	394,330.99	3,943.31	9,500.00	3,943.31	5,556.69
11/1/2017	388,774.30	3,887.74	9,500.00	3,887.74	5,612.26
12/1/2017	383,162.04	3,831.62	9,500.00	3,831.62	5,668.38
1/1/2018	377,493.66	3,774.94	9,500.00	3,774.94	5,725.06
2/1/2018	371,768.60	3,717.69	9,500.00	3,717.69	5,782.31
3/1/2018	365,986.29	3,659.86	9,500.00	3,659.86	5,840.14
4/1/2018	360,146.15	3,601.46	363,747.61	3,601.46	360,146.15

Interest and Amortization Schedule

B. $389,500 portion of $1,019,500 debt.

Date	Principal Balance (before pmt)	Accrued & Unpaid Interest (before pmt)	Total Payment	Applicable to Interest	Applicable to Principal
3/1/2016	389,500.00	0.00	0.00	0.00	0.00
5/1/2018	389,500.00	101,270.00	2,700.00	2,700.00	0.00
6/1/2018	389,500.00	102,465.00	2,700.00	2,700.00	0.00
7/1/2018	389,500.00	103,660.00	2,700.00	2,700.00	0.00
8/1/2018	389,500.00	104,855.00	2,700.00	2,700.00	0.00
9/1/2018	389,500.00	106,050.00	2,700.00	2,700.00	0.00
10/1/2018	389,500.00	107,245.00	2,700.00	2,700.00	0.00
11/1/2018	389,500.00	108,440.00	2,700.00	2,700.00	0.00
12/1/2018	389,500.00	109,635.00	2,700.00	2,700.00	0.00
1/1/2019	389,500.00	110,830.00	2,700.00	2,700.00	0.00
2/1/2019	389,500.00	112,025.00	2,700.00	2,700.00	0.00
3/1/2019	389,500.00	113,220.00	2,700.00	2,700.00	0.00
4/1/2019	389,500.00	114,415.00	309,165.00	114,415.00	194,750.00
5/1/2019	194,750.00	1,947.50	4,050.00	1,947.50	2,102.50
6/1/2019	192,647.50	1,926.48	4,050.00	1,926.48	2,123.53
7/1/2019	190,523.97	1,905.24	4,050.00	1,905.24	2,144.76
8/1/2019	188,379.21	1,883.79	4,050.00	1,883.79	2,166.21
9/1/2019	186,213.00	1,862.13	4,050.00	1,862.13	2,187.87
10/1/2019	184,025.13	1,840.25	4,050.00	1,840.25	2,209.75
11/1/2019	181,815.38	1,818.15	4,050.00	1,818.15	2,231.85
12/1/2019	179,583.53	1,795.84	4,050.00	1,795.84	2,254.16
1/1/2020	177,329.37	1,773.29	4,050.00	1,773.29	2,276.71
2/1/2020	175,052.66	1,750.53	4,050.00	1,750.53	2,299.47
3/1/2020	172,753.19	1,727.53	4,050.00	1,727.53	2,322.47
4/1/2020	170,430.72	1,704.31	172,135.03	1,704.31	170,430.72

Index No. 606634 Year 2015

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NASSAU

PERRY TREBATCH,

Plaintiff,

-against-

SOUPMAN, INC., a Delaware corporation,

Defendant.

STIPULATION OF SETTLEMENT

DEBROT & SIRIS, P.C.

Attorney for Plaintiff
260 MADISON AVENUE
18TH FLOOR
NEW YORK, NEW YORK 10016
(212) 599-0120